SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) : March 5, 2001

                          Commission File No. 333-36522



                       WICKLIFFE INTERNATIONAL CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                                          75-2853946
-------------------------------                 --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



           6660 N. Central Expressway, Suite 560, Dallas, Texas 75206
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (214) 800-2842
                             -----------------------
                            (Issuer telephone number)

Item 4.     Changes in Registrant's Certifying Accountant.

      On March 5, 2001, the client-auditor relationship between Wickliffe International Corporation, formerly Wholesale On The Net, Inc. (the "Company") and Charles Smith ("Smith") ceased as Smith resigned as the Company's auditor.

     To the knowledge of the Company's current Board of Directors, Smith's report of the financial statements of the Registrant for the period from inception in June 1999 through the fiscal year ended June 30, 2000, and any related interim period did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Company received a going concern opinion for the fiscal year ended June 30, 2000.

     During the audit of the Company's financial statements for the period from inception in June 1999 through the fiscal year ended June 30, 2000, and any related interim period Smith did not have any disagreements with the Company.

     On September 4, 2001, the Registrant engaged Malone & Bailey PLLC as its independent accountants for the fiscal year ended June 30, 2001. During the most recent fiscal year and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey PLLC did not furnish a letter to the Commission.

      The Company has requested that Smith review the disclosure and he has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits:
            Exhibits    Description
            ---------   ------------
            15.1 Letter from Charles E. Smith

            15.2 Letter from Charles E. Smith

                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                       WICKLIFFE INTERNATIONAL CORPORATION

September 21, 2001                      /s/ Gary Bell
                                        ------------------------------------
                                        Gary Bell
                                        President and Director

                                        /s/ Keith D. Newton
September 21, 2001                      ------------------------------------
                                        Keith D. Netwon
                                        Secretary , Treasurer and Director

September 21, 2001                      /s/ C. Keith Wikerson, II
                                        ------------------------------------
                                        C. Keith Wikerson, II
                                        Vice President and Director